EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 31, 1998, included in Texoil, Inc.'s Annual Report on Form 10-KSB for the year-ended December 31, 1997, and to all references to our Firm included in this Registration Statement.


                                                   /S/ ARTHUR ANDERSEN LLP

                                                   Arthur Andersen LLP

Houston, Texas
January 28, 1999

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